EXHIBIT 99


CONTACT:  Keith Miller
          (314) 889-0799

FOR IMMEDIATE RELEASE


             MARK TWAIN'S SECOND QUARTER EARNINGS INCREASE 11.7% TO
                    SET 21st CONSECUTIVE QUARTERLY RECORD

St. Louis, MO., July 11, 1996 . . . Mark Twain Bancshares, Inc., today announced a 11.7% increase in second quarter 1996 earnings over second quarter 1995. Income from the period was $13.0 million, and set a 21st consecutive quarterly record for the 32-year-old company.

Primary earnings per share for the second quarter grew 11.1% to $.80, up from $.72 in the second quarter 1995. Fully diluted earnings per share increased 12.9% to $.79 for the same period, compared to $.70 for the second quarter 1995.

Return on average assets was 1.78% in the second quarter 1996, compared to 1.68% in the second quarter last year and 1.71% in the first quarter 1996. Return on average realized common shareholders' equity was 18.77% for the second quarter compared to 18.35% for the second quarter 1995 and 18.10% for first quarter 1996.

For the first six months of 1996, Mark Twain's earnings totaled $25.5 million, an increase of 10.9% from $23.0 million earned for the same period in 1995. Primary earnings per common share for the first six months of 1996 were $1.55, up 9.2% compared to $1.42 for the same period in 1995. Fully diluted earnings per share totaled $1.54 for the first six months of 1996, an 11.6% increase over 1995 results of $1.38 per share.

Return on average assets for the first six months was 1.74%, compared to 1.70% for the same period last year. Return on average realized shareholders' equity was 18.43%, compared to 18.43% a year ago.

"Results from our first six months indicate that we are on track for another record year for Mark Twain," said John P. Dubinsky, Mark Twain Bancshares President and Chief Executive Officer. "All measures relating to strength and profitability at Mark Twain are in excellent condition. Earnings continue to increase and asset quality remains strong."

Mark Twain's assets totaled $2.901 billion at June 30, 1996, an increase of 5.3% from the end of second quarter of last year. Loans totaled $2.016 billion at the end of second quarter 1996, an increase of 4.3% from a year ago.

Net interest income, on a fully tax equivalent basis, was $31.60 million for the second quarter 1996, compared to $32.46 million for the second quarter 1995.
For the first six months of 1996, net interest income was $63.26 million compared to $64.82 million for the same period in 1995. Net interest margin was 4.62% for the second quarter 1996, compared to 4.62% for the first quarter 1996 and 5.08% for the second quarter 1995. For the first six months of 1996, net interest margin was 4.62% compared to 5.16% for the first six months of 1995.

                                   -more-

Mark Twain Earnings - Add One


Mark Twain's asset quality remained strong in the second quarter of 1996, with non-performing assets representing .65% of total loans plus foreclosed real estate at June 30. Net charge-offs for the first six months of 1996 were .04% of average loans (annualized rate of .08%) down from .08% (.17% annualized rate) for the first six months of 1995 and .18% for all of 1995.

The Company's fee-based divisions showed a 2.3% increase in second quarter 1996 revenues over the same period last year. Year-to-date, fee-based divisions' revenues increased 14.7% over the first six months of 1995.

Mark Twain's efficiency ratio for second quarter 1996 was 48.55%, compared to 50.72% for first quarter 1996 and 52.53% for second quarter 1995, emphasizing the Company's continued focus on operating efficiency.

Dubinsky attributed Mark Twain's results to the company's continuing successful implementation of key principles, which include maintaining high quality assets, minimizing increases in overhead expenses, maximizing opportunities for growth, and aggressively soliciting new business.

As part of this ongoing commitment to growth, Mark Twain Bancshares, Inc. announced in May that it has reached an agreement with Northland Bancshares, Inc., owner of First National Bank of Platte County, in Kansas City, Missouri, for the merger of Northland Bancshares, Inc. into a Mark Twain subsidiary. The transaction is expected to occur in the fourth quarter of this year, pending satisfaction of regulatory approvals and other customary conditions.

"This merger enables Mark Twain to expand its services in northern Kansas City," Dubinsky said. "We will continue to focus on surpassing the $1 billion in assets mark in Kansas City."

Mark Twain Bancshares, Inc. is a 32-year-old bank holding company with 35 banking locations in three states: 20 throughout St. Louis County and St. Charles County, as well as five in Kansas City, MO; six in Johnson County, KS; and four in Belleville and Edwardsville, IL. Related financial services include: Mark Twain Capital Markets Group; Mark Twain Brokerage Services, Inc.; Mark Twain Commercial Finance Division; Mark Twain International Division; Mark Twain Leasing Division; and Mark Twain Trust Division. Mark Twain stock is traded on the NASDAQ Stock Market under the symbol MTWN. Mark Twain Banks' World Wide Web address is at "http://www.marktwain.com".


                                     ###

MARK TWAIN BANCSHARES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

                                                                                    June 30,          December 31,
                                                                          -------------------------
(in thousands of dollars)                                                      1996           1995           1995
- ------------------------------------------------------------------------------------   ------------   ------------

ASSETS
Cash and due from banks                                                 $  129,380     $  122,345     $  156,207
Federal funds sold and securities
  purchased under resale agreements                                          6,020         12,050          7,900
Held to maturity securities                                                234,962        333,511        244,094
Available for sale securities                                              432,088        233,155        445,808
Trading securities                                                          23,229         29,988         63,579
Loans, net of allowance for loan losses of
  $31,198, $29,961 and $30,508, respectively                             1,984,979      1,903,179      1,941,431
Premises and equipment                                                      20,416         21,982         20,764
Accrued income receivable                                                   18,482         17,940         17,830
Other assets                                                                51,288         79,389         70,618
- ----------------------------------------------------------------------------------     ----------     ----------
  Total assets                                                          $2,900,844     $2,753,539     $2,968,231
- ------------------------------------------------------------------------==========     ==========     ==========

LIABILITIES
Non-interest bearing deposits                                           $  441,976     $  425,575     $  519,155
Interest bearing deposits                                                1,919,925      1,892,080      1,938,237
- ----------------------------------------------------------------------------------     ----------     ----------
  Total deposits                                                         2,361,901      2,317,655      2,457,392
- ----------------------------------------------------------------------------------     ----------     ----------
Short-term borrowings                                                      231,469        102,635        165,731
Other liabilities                                                           31,202         57,545         50,712
Long-term debt                                                               3,375         19,876         18,490
- ----------------------------------------------------------------------------------     ----------     ----------
  Total liabilities                                                      2,627,947      2,497,711      2,692,325
- ----------------------------------------------------------------------------------     ----------     ----------

SHAREHOLDERS' EQUITY
Common stock, $1.25 par value, authorized
  30,000,000 shares, issued 16,508,220
  16,421,009 and 16,508,220 shares, respectively                            20,635         20,526         20,635
Surplus                                                                     63,248         61,837         63,630
Undivided profits                                                          210,346        178,846        194,888
Net unrealized gains (losses) on available
  for sale securities                                                       (6,052)        (1,098)         1,026
- ----------------------------------------------------------------------------------     ----------     ----------
                                                                           288,177        260,111        280,179
Less common treasury stock at cost, 502,579
  400,343, and 362,685 shares, respectively                                 15,280          4,283          4,273
- ----------------------------------------------------------------------------------     ----------     ----------
  Total shareholders' equity                                               272,897        255,828        275,906
- ----------------------------------------------------------------------------------     ----------     ----------
  Total liabilities and shareholder's equity                            $2,900,844     $2,753,539     $2,968,231
- ------------------------------------------------------------------------==========     ==========     ==========


MARK TWAIN BANCSHARES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME

                                                                             For the Six Months          For the Three Months
                                                                               Ended June 30,                Ended June 30,
(in thousands of dollars except per share data)                               1996         1995            1996          1995
- ------------------------------------------------------------------------------------------------         ---------------------

INTEREST FROM EARNING ASSETS
Interest and fees on loans                                                 $ 89,223     $ 89,226         $44,448      $45,773
Interest on held to maturity securities:
   Taxable                                                                    7,861       11,491           3,871        5,666
   Non-taxable                                                                   68          109              34           34
Interest on available for sale securities                                    14,040        7,409           6,957        3,674
Interest on trading securities                                                1,857        1,435             663          819
Interest on federal funds sold and securities
   purchased under resale agreements                                            229          299             191          204
- ------------------------------------------------------------------------------------------------         --------------------
   Total interest income                                                    113,278      109,969          56,164       56,170
- ------------------------------------------------------------------------------------------------         --------------------

INTEREST EXPENSE
Interest on deposits                                                         44,001       39,684          21,669       20,957
Interest on short-term borrowings                                             6,276        5,314           3,115        2,676
Interest on long-term debt                                                      274          784              62          390
- ------------------------------------------------------------------------------------------------         --------------------
   Total interest expense                                                    50,551       45,782          24,846       24,023
- ------------------------------------------------------------------------------------------------         --------------------
Net interest income                                                          62,727       64,187          31,318       32,147
Provision for loan losses                                                     1,495        2,631             514        1,299
- ------------------------------------------------------------------------------------------------         --------------------
Net interest income after provision for loan losses                          61,232       61,556          30,804       30,848
- ------------------------------------------------------------------------------------------------         --------------------

OTHER INCOME
Service charges on deposit accounts                                           4,005        3,417           2,063        1,720
Securities transactions                                                         234           46               -            -
Other income                                                                 15,232       14,842           7,441        7,621
- ------------------------------------------------------------------------------------------------         --------------------
   Total other income                                                        19,471       18,305           9,504        9,341
- ------------------------------------------------------------------------------------------------         --------------------

OTHER EXPENSES
Salaries                                                                     21,359       20,568          10,485       10,331
Employee benefits                                                             3,852        3,633           1,735        1,727
Net occupancy expense                                                         4,459        4,714           2,260        2,256
Furniture and equipment expense                                               1,750        1,977             877          965
Other expenses                                                                9,527       12,988           4,596        6,676
- ------------------------------------------------------------------------------------------------         --------------------
   Total other expenses                                                      40,947       43,880          19,953       21,955
- ------------------------------------------------------------------------------------------------         --------------------
Income before income taxes                                                   39,756       35,981          20,355       18,234
Applicable income taxes                                                      14,250       12,988           7,370        6,609
- ------------------------------------------------------------------------------------------------         --------------------
   Net income                                                              $ 25,506     $ 22,993         $12,985      $11,625
- ---------------------------------------------------------------------------=====================         ====================

NET INCOME PER SHARE
- ------------------------------------------------------------------------------------------------         --------------------
  Primary                                                                     $1.55        $1.42           $0.80        $0.72
- ------------------------------------------------------------------------------==================         ====================
  Fully diluted                                                               $1.54        $1.38           $0.79        $0.70
- ------------------------------------------------------------------------------==================         ====================
COMMON DIVIDENDS PAID PER SHARE                                               $0.62        $0.54           $0.31        $0.27
- ------------------------------------------------------------------------------==================         ====================

MARK TWAIN BANCSHARES, INC.
CONSOLIDATED BALANCE SHEET AND NET INTEREST MARGIN

                                          Three Months Ended June 30, 1996           Three Months Ended June 30, 1995
                                        -------------------------------------      -------------------------------------
                                           Average                     Yield/         Average                     Yield/
(in thousands of dollars)                  Balance         Interest     Rate          Balance        Interest      Rate
- -----------------------------------------------------------------------------      -------------------------------------

ASSETS
Interest earning assets:
Loans <F1><F2>                              $1,997,351      $44,694      9.00%       $1,920,233      $46,045      9.62%
Taxable held to maturity securities            239,981        3,871      6.49%          338,519        5,666      6.71%
Non-taxable held to maturity securities<F1>      2,612           52      8.01%            2,613           53      8.14%
Available for sale securities<F1>              452,612        6,972      6.20%          238,717        3,694      6.21%
Trading securities                              42,749          663      6.24%           50,168          819      6.55%
Federal funds sold and securities
  purchased under resale agreements             13,129          191      5.85%           13,218          204      6.19%
- ------------------------------------------------------------------------------       ----------------------------------
  Total interest earning assets              2,748,434       56,443      8.26%        2,563,468       56,481      8.84%
- ------------------------------------------------------------------------------       ----------------------------------
Cash and due from banks                        110,839                                  107,076
Other assets                                   110,288                                  138,240
FASB No. 115 allowance                          (6,080)                                  (6,519)
Allowance for loan losses                      (31,233)                                 (29,471)
- ------------------------------------------------------                               ----------
  Total                                     $2,932,248                               $2,772,794
- --------------------------------------------==========                               ==========

LIABILITIES AND SHAREHOLDER'S EQUITY
Interest bearing demand deposits            $  232,011        1,131      1.96%       $  226,533        1,199      2.12%
Savings and money market deposits              697,829        6,295      3.63%          673,272        6,499      3.87%
Time deposits                                1,018,735       14,243      5.62%          958,640       13,259      5.55%
Short-term borrowings                          251,327        3,115      4.98%          188,805        2,676      5.68%
Long-term debt                                   3,689           62      6.76%           19,980          390      7.83%
- ------------------------------------------------------------------------------       ----------------------------------
  Total interest bearing liabilities         2,203,591       24,846      4.53%        2,067,230       24,023      4.66%
- ------------------------------------------------------------------------------       ----------------------------------
Non-interest bearing deposits                  408,894                                  392,525
Other liabilities                               45,264                                   62,980
Shareholders' equity                           274,499                                  250,059
- ------------------------------------------------------                               ----------
  Total                                     $2,932,248                               $2,772,794
- --------------------------------------------==========                               ==========
Net interest income                                         $31,597                                  $32,458
- ------------------------------------------------------------=======                                  =======
Net interest margin                                                      4.62%                                    5.08%
- -------------------------------------------------------------------------=====                                    =====

<F1>Adjusted to a fully taxable basis using federal statutory rate of 35% in 1996 and 1995.
<F2>Includes non-accrual loans.

MARK TWAIN BANCSHARES, INC.
CONSOLIDATED BALANCE SHEET AND NET INTEREST MARGIN

                                           Six Months Ended June 30, 1996             Six Months Ended June 30, 1995
                                        -------------------------------------      -------------------------------------
                                           Average                     Yield/         Average                     Yield/
(in thousands of dollars)                  Balance         Interest     Rate          Balance        Interest      Rate
- -----------------------------------------------------------------------------      -------------------------------------

ASSETS
Interest earning assets:
Loans <F1><F2>                              $1,990,354      $89,685      9.06%       $1,893,702     $ 89,760      9.56%
Taxable held to maturity securities            242,891        7,861      6.51%          343,366       11,491      6.75%
Non-taxable held to maturity securities<F1>      2,604          104      8.03%            3,949          168      8.58%
Available for sale securities<F1>              451,088       14,070      6.27%          240,615        7,449      6.24%
Trading securities                              57,981        1,857      6.44%           43,666        1,435      6.63%
Federal funds sold and securities
  purchased under resale agreements              7,744          229      5.95%            9,795          299      6.16%
- ------------------------------------------------------------------------------       ----------------------------------
  Total interest earning assets              2,752,662      113,806      8.31%        2,535,093      110,602      8.80%
- ------------------------------------------------------------------------------       ----------------------------------
Cash and due from banks                        109,579                                  106,511
Other assets                                   111,974                                  121,351
FASB No. 115 allowance                          (2,232)                                  (9,784)
Allowance for loan losses                      (30,940)                                 (29,281)
- ------------------------------------------------------                               ----------
  Total                                     $2,941,043                               $2,723,890
- --------------------------------------------==========                               ==========

LIABILITIES AND SHAREHOLDER'S EQUITY
Interest bearing demand deposits            $  229,945        2,260      1.98%       $  228,762        2,419      2.13%
Savings and money market deposits              683,214       12,359      3.64%          682,632       12,862      3.80%
Time deposits                                1,040,436       29,382      5.68%          922,510       24,403      5.33%
Short-term borrowings                          250,572        6,276      5.04%          190,713        5,314      5.62%
Long-term debt                                   7,929          274      6.95%           20,123          784      7.86%
- ------------------------------------------------------------------------------       ----------------------------------
  Total interest bearing liabilities         2,212,096       50,551      4.60%        2,044,740       45,782      4.52%
- ------------------------------------------------------------------------------       ----------------------------------
Non-interest bearing deposits                  403,384                                  388,635
Other liabilities                               48,693                                   45,053
Shareholders' equity                           276,870                                  245,462
- ------------------------------------------------------                               ----------
  Total                                     $2,941,043                               $2,723,890
- --------------------------------------------==========                               ==========
Net interest income                                         $63,255                                  $64,820
- ------------------------------------------------------------=======                                  =======
Net interest margin                                                      4.62%                                    5.16%
- -------------------------------------------------------------------------=====                                    =====

<F1>Adjusted to a fully taxable basis using federal statutory rate of 35% in 1996 and 1995.
<F2>Includes non-accrual loans.

MARK TWAIN BANCSHARES, INC.
SUMMARY OF ALLOWANCE FOR LOAN LOSSES

                                                              Six Months Ended                    Three Months Ended
                                                                  June 30,                              June 30,
                                                        ---------------------------        -----------------------------
(in thousands of dollars)                                   1996             1995                   1996        1995
- -----------------------------------------------------------------------------------        -----------------------------
Allowance at beginning of period                          $30,508           $28,894           $31,198           $29,047

Charge-offs                                                (1,584)           (2,047)             (835)             (774)
Recoveries                                                    779               483               321               389
- -----------------------------------------------------------------------------------         ----------------------------
 Net charge-offs                                             (805)           (1,564)             (514)             (385)
- -----------------------------------------------------------------------------------         ----------------------------

Additions to allowance charged to expense                   1,495             2,631               514             1,299
- -----------------------------------------------------------------------------------         ----------------------------

Allowance at end of period                                $31,198           $29,961           $31,198           $29,961
- ----------------------------------------------------------=========================         ============================


Loans, net of unearned income at end of period          $2,016,177       $1,933,140        $2,106,177        $1,933,140

Average loan balance for the period                     $1,990,354       $1,893,702        $1,997,351        $1,920,233

Allowance as % of loans at end of period                     1.55%            1.55%

Allowance as % of non-performing loans                     334.67%          287.23%

Net charge-offs as % of average loans for the period          .04%             .08%               .03%              .02%

Annualized net charge-offs as % of average loans
  for the period                                              .08%             .17%               .10%              .08%

MARK TWAIN BANCSHARES, INC.
NON-PERFORMING ASSETS

                                              June 30,        March 31,        December 31,
(in thousands of dollars)                      1996              1996              1995
- --------------------------------------------------------   ---------------   --------------
Non-accrual loans                            $ 6,531           $ 7,764           $13,663
Restructured loans                             2,100               109               109
Foreclosed property                            4,436             6,105             6,099
                                             -------           -------           -------
  Total non-performing assets                $13,067           $13,978           $19,871
                                             =======           =======           =======
Percentage of non-performing assets
  to loans plus foreclosed property            0.65%             0.69%             1.00%

Loans contractually past due ninety
  days or more                                  $691             $836              $530

Percentage of non-performing assets
  plus ninety days past due to loans
  plus foreclosed property                     0.68%             0.73%             1.03%

Percentage of allowance to
  non-performing loans                       334.67%           358.23%           213.31%

Percentage of allowance to total
  non-performing assets                      238.75%           223.19%           153.53%

Percentage of allowance to
  risk elements<F1>                          226.76%           210.60%           149.54%

Percentage of risk elements<F1>
  to total average assets                       .47%              .50%              .74%


<F1> Risk elements include total non-performing assets plus loans contractually past due ninety days or more.

MARK TWAIN BANCSHARES, INC. AND SUBSIDIARIES
COMPUTATION OF EARNINGS PER SHARE

                                                           For The Six Months Ended              For The Three Months Ended
                                                                    June 30,                               June 30,
(in thousands of dollars except per share data)              1996              1995                1996                1995
- --------------------------------------------------------------------------------------           ---------------------------
PRIMARY
Earnings:
 Net income                                                   $25,506          $22,993              $12,985          $11,625
- -----------------------------------------------------------===========================           ===========================

Shares:
 Weighted average number of common shares outstanding      16,126,495       16,038,369           16,046,988       16,018,107
 Weighted average number of common share equivalents          276,932          190,063              267,911          219,115
- --------------------------------------------------------------------------------------           ---------------------------
                                                           16,403,427       16,228,432           16,314,899       16,237,222
- -----------------------------------------------------------===========================           ===========================

Primary earnings per common share                               $1.55            $1.42                $0.80            $0.72
- -----------------------------------------------------------===========================           ===========================


ASSUMING FULL DILUTION
Earnings:
 Net income                                                   $25,506          $22,993              $12,985          $11,625
 After tax interest applicable to convertible notes                72              189                   40               93
 After tax amortization of capital note fees                       46               21                    7               10
- --------------------------------------------------------------------------------------           ---------------------------
  Fully diluted net income                                    $25,624          $23,203              $13,032          $11,728
- -----------------------------------------------------------===========================           ===========================

Shares:
 Weighted average number of common shares outstanding      16,126,495       16,038,369           16,046,988       16,018,107
 Assuming conversion of Convertible Notes and dilutive
  stock options                                               535,588          779,689              500,101          764,062
- --------------------------------------------------------------------------------------           ---------------------------
                                                           16,662,083       16,818,058           16,547,089       16,782,169
- -----------------------------------------------------------===========================           ===========================

Earnings per common share assuming full dilution                $1.54            $1.38                $0.79             $.70
- -----------------------------------------------------------===========================           ===========================